UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04049

Deutsche Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2014

Annual Report

to Shareholders

Deutsche Global Inflation Fund

(formerly DWS Global Inflation Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Consolidated Investment Portfolio
22 Consolidated Statement of Assets and Liabilities
24 Consolidated Statement of Operations
26 Consolidated Statement of Changes in Net Assets
27 Consolidated Financial Highlights
32 Notes to Consolidated Financial Statements
52 Report of Independent Registered Public Accounting Firm
53 Information About Your Fund's Expenses
54 Tax Information
55 Advisory Agreement Board Considerations and Fee Evaluation
60 Board Members and Officers
65 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Deutsche Global Inflation Fund produced a total return of 1.83% for the 12 months ended September 30, 2014. The fund’s benchmark, the Barclays U.S. Treasury: U.S. TIPS Index, produced a total return of 1.59% for the same period.

Entering the period, markets continued to digest the implications of an inevitable tapering of U.S. Federal Reserve Board (the Fed) bond purchases under its quantitative easing program. Interest rates nonetheless drifted lower initially as uncertainty surrounding the U.S. budget process weighed on economic sentiment. As 2013 drew to a close, positive economic data and optimism over budget talks led rates to trend upward, and the consensus entering the new year was that the risks were mostly on the upside with respect to the direction of interest rates

However, rates would in fact drift down in early 2014 as slowing data from China raised concerns over the impact on emerging markets. Rates would subsequently trade within a fairly narrow band for some period as markets attempted to evaluate the extent to which the harsh winter explained a softening in U.S. economic data and kept a wary eye on developments in Ukraine. For the most part, credit sentiment remained sanguine, as the consensus was that the economy would rebound after the winter lull, and indications from the Fed were that it was in no rush to raise short-term rates subsequent to ending its purchases of longer-term bonds.

As the period progressed, there was ongoing volatility largely related to geopolitical concerns around Ukraine and Israel. The Fed continued to backstop conditions by emphasizing employment-related considerations over any need to curtail inflation risk. The latter part of the period saw increasing fears of deflation globally, in particular with respect to Europe, but also Japan.

"TIPS valuations were undermined as investors lowered inflation expectations over the course of the 12 months."

U.S. Treasury yields ended the period somewhat higher on short maturities while declining farther out along the yield curve. Specifically, the two-year yield went from 0.33% to 0.58%, the five-year from 1.39% to 1.78%, the 10-year from 2.64% to 2.52% and the 30-year from 3.69% to 3.21%.

As with other fixed-income instruments, TIPS prices were generally supported by the backdrop of falling long-term interest rates. However, TIPS valuations were undermined as investors lowered inflation expectations over the course of the 12 months.

How Inflation-Indexed Bonds Work

An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is Treasury Inflation- Protected Securities (TIPS). With TIPS, both the value of the interest income and principal paid on the security are adjusted to track changes in the Urban Consumer Price Index (CPI-U) or a comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security’s original face value.

As a result, during periods of inflation, every interest payment on TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation is again 3% the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If there was 3% deflation in the third year, the face value would be adjusted downward to $1,029.07 ($1,060.90 x 0.97) and the interest payment would be $41.16 (4% of $1,029.07).

The example above is hypothetical and is not intended to represent performance of any Deutsche fund. Actual rates of return and inflation cannot be predicted and will fluctuate.

Positive and Negative Contributors to Performance

The fund’s core TIPS exposure provided positive performance for the period. Throughout the period, we had positioned the fund with an emphasis on the shorter or longer end of the TIPS curve in anticipation of shifting relative breakevens, with more or less neutral results.

The fund carries exposure to changes in nominal U.S. Treasury rates both through its TIPS exposure and out-of-benchmark holdings. The nominal interest rate exposure for the portfolio was modestly longer than the benchmark and added slightly to relative performance for the period.

The fund has sought to add exposure to out-of-benchmark inflation-linked securities issued in countries where governments are either more tolerant of inflation risk or actively seeking to reflate their economy. These exposures worked well for the fund over the period, in particular tactical holdings of inflation-linked bonds in Great Britain, Japan, Spain and France.

In addition to holding inflation-protected securities, the fund will typically have a modest allocation to other asset categories that indirectly reflect expected inflation. In this vein, the fund’s relative value-based commodity-linked exposure detracted modestly. This was somewhat counterbalanced by the fund’s currency trades, which are driven by the link between central bank monetary policies and likely inflation outcomes in those countries.

Outlook and Positioning

We view inflation as being range-bound below the Fed’s target rate for the foreseeable future. TIPS sentiment has softened, along with inflation expectations against a global backdrop which includes slowing in China and fears of actual deflation in some major developed economies. In addition, the TIPS market overall is geared toward relatively long duration and investors are concerned about potential rate increases given current low levels. At the end of the period, the market was anticipating an inflation rate five years from now of approximately 2.35%, down from 2.5% twelve months earlier.

The current lack of inflationary pressures is not supportive of TIPS generally. We have been keeping the fund more or less neutrally positioned along the TIPS curve, preferring instead to seek tactical trading opportunities in global inflation-linked bonds that have been created by central bank efforts to avoid deflation. Longer-term, we continue to expect a slow and gradual recovery, and view TIPS exposure as a potentially valuable hedge against any reversal in the current, somewhat deflationary, consensus outlook globally.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Head of Sector Fixed Income: New York.

— BIS, University of Minnesota.

John D. Ryan, Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns do not reflect fees or expenses and it is not possible to invest directly into the Barclays U.S. Treasury: U.S. TIPS Index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Urban Consumer Price Index (CPI-U) measures the changes in the price of goods and services purchased by urban consumers.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary September 30, 2014
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	1.83%	3.63%	3.76%
Adjusted for the Maximum Sales Charge (max 2.75% CDSC)	–0.97%	3.05%	3.45%
Barclays U.S. Treasury: U.S. TIPS Index†	1.59%	4.48%	4.72%
Class B	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	1.07%	2.85%	2.98%
Adjusted for the Maximum Sales Charge (max 4.00% load)	–1.91%	2.67%	2.98%
Barclays U.S. Treasury: U.S. TIPS Index†	1.59%	4.48%	4.72%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/14
Unadjusted for Sales Charge	1.07%	2.87%	3.00%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.07%	2.87%	3.00%
Barclays U.S. Treasury: U.S. TIPS Index†	1.59%	4.48%	4.72%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/14
No Sales Charges	2.08%	3.88%	3.97%
Barclays U.S. Treasury: U.S. TIPS Index†	1.59%	4.48%	4.72%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 9/30/14
No Sales Charges	2.08%	3.91%	4.04%
Barclays U.S. Treasury: U.S. TIPS Index†	1.59%	4.48%	4.72%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2014 are 1.00%, 1.80%, 1.75%, 0.86% and 0.63% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. The performance shown for the index is for the time period of July 31, 2005 through September 30, 2014, which is based on the performance period of the life of the Fund.

† The Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
9/30/14	$9.99	$10.05	$10.06	$9.96	$9.96
9/30/13	$10.04	$10.10	$10.11	$10.01	$10.01
Distribution Information as of 9/30/14
Income Dividends, Twelve Months	$.23	$.16	$.16	$.26	$.26

Consolidated Investment Portfolio as of September 30, 2014
		Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 91.0%
Sovereign Bonds 5.0%
Government of France, REG S, 0.7%, 7/25/2030	EUR	2,997,000	4,028,874
Republic of Singapore, 3.375%, 9/1/2033	SGD	640,000	531,732
Republic of Turkey, 3.0%, 2/23/2022	TRY	6,646,892	3,097,825
			7,658,431
U.S. Government Sponsored Agencies 0.3%
Federal National Mortgage Association, 2.625%, 9/6/2024		242,000	238,323
Tennessee Valley Authority, 2.875%, 9/15/2024		242,000	240,182
			478,505
U.S. Treasury Obligations 85.7%
U.S. Treasury Inflation-Indexed Bonds:
0.625%, 2/15/2043		2,072,560	1,829,681
0.75%, 2/15/2042		2,108,800	1,931,034
1.375%, 2/15/2044		2,044,580	2,186,901
2.125%, 2/15/2040		1,102,310	1,364,109
2.125%, 2/15/2041		2,175,920	2,707,151
2.5%, 1/15/2029		11,651,850	14,221,631
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2016		9,714,510	9,826,829
0.125%, 4/15/2017		11,538,670	11,691,915
0.125%, 4/15/2018		12,368,160	12,466,722
0.125%, 4/15/2019		23,386,170	23,442,811
0.125%, 1/15/2022		6,000,162	5,862,344
0.125%, 7/15/2022		13,468,650	13,147,719
0.125%, 7/15/2024 (b)		18,061,200	17,340,161
0.625%, 7/15/2021		7,928,250	8,088,052
U.S. Treasury Notes:
1.0%, 8/31/2016 (c) (d)		4,000,000	4,032,500
1.0%, 9/30/2016		1,000,000	1,007,500
			131,147,060
Total Government & Agency Obligations (Cost $141,479,916)			139,283,996

Mortgage-Backed Securities Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 7.5%, 3/17/2017		1,665	1,750
Federal National Mortgage Association, 9.0%, 3/1/2020		11,138	12,665
Total Mortgage-Backed Securities Pass-Throughs (Cost $13,952)			14,415
Asset-Backed 0.4%
Home Equity Loans
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.205%*, 12/25/2034 (Cost $617,001)		652,048	646,859

Short-Term U.S. Treasury Obligations 2.1%
U.S. Treasury Bills:
0.03%**, 12/11/2014 (e)		265,000	264,992
0.035%**, 2/12/2015 (e)		1,651,000	1,650,878
0.092%**, 9/17/2015 (d)		1,200,000	1,198,859
Total Short-Term U.S. Treasury Obligations (Cost $3,114,689)			3,114,729

Municipal Bonds and Notes 3.0%
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series A-1, 5.0%, 8/1/2034		1,000,000	1,163,210
Port Authority of New York & New Jersey, 5.0%, 9/1/2034		1,000,000	1,169,070
University of Colorado, Enterprise Revenue, Series A, 5.0%, 6/1/2035		1,000,000	1,159,010
Washington, State General Obligation, Series A, 5.0%, 8/1/2034		1,000,000	1,152,930
Total Municipal Bonds and Notes (Cost $4,590,652)			4,644,220

	Shares	Value ($)

Securities Lending Collateral 11.6%
Daily Assets Fund Institutional, 0.08% (f) (g) (Cost $17,797,500)	17,797,500	17,797,500

Cash Equivalents 3.1%
Central Cash Management Fund, 0.05% (f) (Cost $4,697,042)	4,697,042	4,697,042

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $172,310,752)†	111.2	170,198,761
Other Assets and Liabilities, Net	(11.2)	(17,096,693)
Net Assets	100.0	153,102,068

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2014.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $172,623,878. At September 30, 2014, net unrealized depreciation for all securities based on tax cost was $2,425,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $909,385 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,334,502.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2014 amounted to $17,340,161, which is 11.3% of net assets.

(c) At September 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d) At September 30, 2014, this security has been pledged, in whole or in part, as collateral for bilateral swap contracts.

(e) At September 30, 2014, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At September 30, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Bond	AUD	12/15/2014	16	1,692,267	26,155
3 Month Euro Euribor Interest Rate Futures	EUR	9/14/2015	2	631,083	347
30 Year USD Deliverable Interest Rate Swap Futures	USD	12/15/2014	50	5,271,875	13,125
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	9/14/2015	3	786,373	172
3 Month Euroyen Futures	JPY	9/14/2015	3	682,608	68
5 Year U.S. Treasury Note	USD	12/31/2014	192	22,705,500	12,442
90 Day Eurodollar	USD	9/14/2015	3	743,850	(188)
90 Day Sterling Interest Rate Futures	GBP	9/16/2015	3	600,454	162
Aluminum Futures	USD	10/24/2014	70	3,390,380	(267,653)
ASX 90 Day Bank Accepted Bills	AUD	9/10/2015	3	2,608,896	(447)
Brent Crude Futures	USD	11/13/2014	16	1,525,120	(65,300)
Copper Futures	USD	10/24/2014	18	3,015,315	(198,537)
Euro-BUXL 30 Year German Government Bond	EUR	12/8/2014	3	539,575	7,125
Total net unrealized depreciation					(472,529)

At September 30, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	12/19/2014	10	1,246,406	(4,688)
2 Year U.S. Treasury Note	USD	12/31/2014	35	7,659,531	(4,375)
Aluminum Futures	USD	10/24/2014	70	3,390,380	173,511
Euro-BOBL German Government Bond	EUR	12/8/2014	14	2,261,972	(3,006)
Euro-OAT French Government Bond	EUR	12/8/2014	18	3,268,143	(35,163)
Ultra Long U.S. Treasury Bond	USD	12/19/2014	25	3,812,500	3,125
WTI Crude Futures	USD	12/31/2014	16	1,444,320	39,024
Total net unrealized appreciation					168,428

At September 30, 2014, open written option contracts were as follows:
Options on Exchange-Traded Futures Contracts
	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (h)
Call Options Gold 100 OZ Option	7	11/24/2014	1,300.0	3,059	(2,800)
Put Options Palladium Option	9	11/19/2014	785.0	16,353	(30,195)
Total				19,412	(32,995)

(h) Unrealized depreciation on written options on exchange-traded futures contracts at September 30, 2014 was $13,583.

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (i)
Call Options Receive Fixed — 4.48% – Pay Floating — LIBOR	5/9/2016 5/11/2026	5,300,000	1	5/5/2016	59,493	(35,345)
Put Options Pay Fixed — 2.48% – Receive Floating — LIBOR	5/11/2016 5/11/2026	5,300,000	1	5/5/2016	59,492	(64,760)
Pay Fixed — 2.64% – Receive Floating — LIBOR	8/10/2015 8/10/2045	2,000,000	1	8/6/2015	18,700	(19,765)
Pay Fixed — 2.796% – Receive Floating — LIBOR	6/5/2015 6/5/2045	2,000,000	3	6/3/2015	21,400	(22,471)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	2,700,000	2	9/28/2015	56,492	(57,271)
Pay Fixed — 3.005% – Receive Floating — LIBOR	3/6/2015 3/6/2045	2,000,000	1	3/4/2015	21,000	(28,869)
Pay Fixed — 3.033% – Receive Floating — LIBOR	10/24/2014 10/24/2044	2,700,000	4	10/22/2014	34,290	(5,545)
Pay Fixed — 3.035% – Receive Floating — LIBOR	2/15/2015 2/3/2045	2,000,000	3	1/30/2015	24,700	(29,147)
Pay Fixed — 3.088% – Receive Floating — LIBOR	1/28/2015 1/28/2045	5,300,000	5	1/26/2015	53,464	(84,891)
Pay Fixed — 3.093% – Receive Floating — LIBOR	10/21/2014 10/21/2044	2,700,000	3	10/17/2014	37,260	(9,343)
Total Put Options					326,798	(322,062)
Total					386,291	(357,407)

(i) Unrealized appreciation on written options on interest rate swap contracts at September 30, 2014 was $28,884.

At September 30, 2014, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
6/17/2015 6/17/2045	3,000,000	Floating — LIBOR	Fixed — 3.254%	(34,564)	(34,564)
6/17/2015 6/17/2035	500,000	Floating — LIBOR	Fixed — 3.183%	(4,926)	(4,926)
6/17/2015 6/17/2025	9,500,000	Floating — LIBOR	Fixed — 2.819%	(75,646)	(75,646)
6/17/2015 6/17/2019	11,000,000	Floating — LIBOR	Fixed — 2.067%	(44,943)	(44,943)
6/17/2015 6/17/2017	2,000,000	Floating — LIBOR	Fixed — 1.417%	(3,444)	(3,444)
Total unrealized depreciation					(163,523)

At September 30, 2014, open commodity-linked swap contracts were as follows:
Bilateral Swaps
Expiration Date	Notional Amount ($)		Fixed Fee Received/ (Paid) by the Fund	Pay/Receive Return of the Reference Index/Entity	Value ($) (j)
Long Positions
1/20/2015	1,000,000	6	0.00%	JPMorgan Ex-Front Month Lean Hogs Excess Return Index	(87,095)
1/20/2015	1,000,000	6	0.00%	JPMorgan Ex-Front Month Live Cattle Excess Return Index	72,642
10/15/2014	1,000,000	4	(0.25%)	Citi Commodities Brent Short Vol 1	(13,548)
10/15/2014	1,000,000	6	0.00%	JPMorgan Brent Volement Strategy	(5,279)
10/17/2014	1,260,000	7	(0.0167%)	UBS Custom Commodity Index	48,347
10/17/2014	260,000	3	(0.15%)	BNP Paribas 03 Alpha Index	(869)
10/17/2014	330,000	8	(0.44%)	Merrill Lynch Commodity Index eXtra ADLS Modifies Excess Return Index	(441)
10/17/2014	300,000	5	(0.57%)	Barclays-Commodity Strategy 1610 Index	3,493
10/17/2014	160,000	4	(0.44%)	Citi Commodities Term Structure Alpha II Index	1,145
10/17/2014	70,000	9	(0.16%)	Bloomberg Commodity Index 3-month Forward	(1,734)
10/17/2014	50,000	10	(0.18%)	Bloomberg Commodity Index 3-month Forward	(1,239)
10/17/2014	1,000,000	10	(0.23%)	CIBC Milling Wheat Subindex	(54,033)
10/17/2014	130,000	2	(0.55%)	HDX weighted Backwardated Basket Active Roll Outperformance	1,266
10/17/2014	80,000	11	(0.17%)	Bloomberg Commodity Index 3-month Forward	(1,982)
10/17/2014	100,000	6	(0.65%)	JPMorgan SS Explorer	1,142
10/17/2014	70,000	12	(0.43%)	Goldman Sachs-Modified Strategy D177 Bloomberg Commodity Index	(1,573)
10/17/2014	70,000	6	(0.65%)	JPMorgan Seasonal Spreads Portfolio Commodity Index	480
Short Positions
10/17/2014	110,000	6	0.00%	Bloomberg Commodity Index	2,415
10/17/2014	240,000	3	0.00%	Bloomberg Commodity Index	7,006
1/20/2015	1,000,000	6	0.00%	Bloomberg Commodity Index Lean Hogs Subindex	114,777
1/20/2015	1,000,000	6	0.00%	Bloomberg Commodity Index Live Cattle Subindex	(59,658)
Total net unrealized appreciation					25,262

(j) There are no upfront payments on commodity-linked swaps listed above, therefore, unrealized appreciation (depreciation) is equal to their value.

Counterparties:

1 Nomura International PLC

2 Morgan Stanley

3 BNP Paribas

4 Citigroup, Inc.

5 Barclays Bank PLC

6 JPMorgan Chase Securities, Inc.

7 UBS AG

8 Bank of America

9 Credit Suisse

10 Canadian Imperial Bank of Commerce

11 Macquarie Bank Limited

12 Goldman Sachs & Co.

LIBOR: London Interbank Offered Rate

As of September 30, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	1,800,000	USD	1,643,121	10/14/2014	68,469	Societe Generale
CAD	1,285,000	USD	1,192,497	10/17/2014	45,561	Barclays Bank PLC
EUR	5,011,000	USD	6,778,665	10/17/2014	448,909	Citigroup, Inc.
EUR	3,175,000	USD	4,041,226	10/17/2014	30,653	Societe Generale
GBP	2,590,000	USD	4,425,088	10/17/2014	226,856	Citigroup, Inc.
NZD	1,688,500	USD	1,455,288	10/17/2014	139,127	Australia & New Zealand Banking Group Ltd.
SGD	1,033,000	USD	832,210	10/17/2014	22,464	Citigroup, Inc.
SGD	1,745,000	USD	1,375,185	10/17/2014	7,319	Barclays Bank PLC
Total unrealized appreciation					989,358

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,666,836	AUD	1,800,000	10/14/2014	(92,184)	Barclays Bank PLC
USD	3,624,072	CAD	4,000,000	10/14/2014	(53,589)	Australia & New Zealand Banking Group Ltd.
USD	1,469,123	JPY	160,000,000	10/14/2014	(10,150)	Societe Generale
USD	2,856,138	EUR	2,112,000	10/17/2014	(188,318)	Barclays Bank PLC
USD	3,825,857	EUR	2,899,000	10/17/2014	(163,920)	UBS AG
USD	4,349,566	GBP	2,590,000	10/17/2014	(151,334)	Societe Generale
USD	1,359,749	NZD	1,688,500	10/17/2014	(43,588)	Morgan Stanley
USD	824,926	SGD	1,033,000	10/17/2014	(15,180)	Societe Generale
TRY	3,228,000	USD	1,388,348	12/15/2014	(3,163)	Barclays Bank PLC
Total unrealized depreciation					(721,426)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NZD New Zealand Dollar SGD Singapore Dollar TRY Turkish Lira USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contacts and written options contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (k)
Government & Agency Obligations	$—	$139,283,996	$—	$139,283,996
Mortgage-Backed Securities Pass-Throughs	—	14,415	—	14,415
Asset-Backed	—	646,859	—	646,859
Short-Term U.S. Treasury Obligations	—	3,114,729	—	3,114,729
Municipal Bonds and Notes	—	4,644,220	—	4,644,220
Short-Term Investments (k)	22,494,542	—	—	22,494,542
Derivatives (l)
Futures Contracts	275,256	—	—	275,256
Commodity-Linked Swap Contracts	—	252,713	—	252,713
Forward Foreign Currency Exchange Contracts	—	989,358	—	989,358
Total	$22,769,798	$148,946,290	$—	$171,716,088
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Written Options	$(32,995)	$(357,407)	$—	$(390,402)
Futures Contracts	(579,357)	—	—	(579,357)
Interest Rate Swap Contracts	—	(163,523)	—	(163,523)
Commodity-Linked Swap Contracts	—	(227,451)	—	(227,451)
Forward Foreign Currency Exchange Contracts	—	(721,426)	—	(721,426)
Total	$(612,352)	$(1,469,807)	$—	$(2,082,159)

There have been no transfers between fair value measurement levels during the year ended September 30, 2014.

(k) See Consolidated Investment Portfolio for additional detailed categorizations.

(l) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, commodity-linked swap contracts and forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of September 30, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $149,816,210) — including $17,340,161 of securities loaned	$147,704,219
Investment in Daily Assets Fund Institutional (cost $17,797,500)*	17,797,500
Investment in Central Cash Management Fund (cost $4,697,042)	4,697,042
Total investments in securities, at value (cost $172,310,752)	170,198,761
Foreign currency, at value (cost $2,556,632)	2,525,380
Receivable for investments sold	453,649
Receivable for Fund shares sold	40,594
Interest receivable	173,273
Unrealized appreciation on bilateral swap contracts	252,713
Unrealized appreciation on forward foreign currency exchange contracts	989,358
Other assets	22,583
Total assets	174,656,311
Liabilities
Cash overdraft	3,889
Payable upon return of securities loaned	17,797,500
Payable for investments purchased	1,867,444
Payable for Fund shares redeemed	15,065
Payable for variation margin on futures contracts	285,132
Payable for variation margin on centrally cleared swaps	43,038
Options written, at value (premiums received $405,703)	390,402
Unrealized depreciation on bilateral swap contracts	227,451
Unrealized depreciation on forward foreign currency exchange contracts	721,426
Accrued management fee	28,816
Accrued Trustees' fees	1,584
Other accrued expenses and payables	172,496
Total liabilities	21,554,243
Net assets, at value	$153,102,068

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of September 30, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	953,774
Net unrealized appreciation (depreciation) on: Investments	(2,111,991)
Swap contracts	(138,261)
Futures	(304,101)
Foreign currency	240,185
Written options	15,301
Accumulated net realized gain (loss)	(6,616,980)
Paid-in capital	161,064,141
Net assets, at value	$153,102,068
Net Asset Value
Class A Net Asset Value and redemption price per share ($13,593,995 ÷ 1,360,313 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.99
Maximum offering price per share (100 ÷ 97.25 of $9.99)	$10.27
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($333,124 ÷ 33,145 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.05
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,650,476 ÷ 760,659 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.06
Class S Net Asset Value, offering and redemption price per share ($9,014,755 ÷ 905,218 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.96
Institutional Class Net Asset Value, offering and redemption price per share ($122,509,718 ÷ 12,299,886 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.96

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the year ended September 30, 2014
Investment Income
Income: Interest	$2,555,864
Income distributions — Central Cash Management Fund	3,640
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,598
Total income	2,564,102
Expenses: Management fee	535,856
Administration fee	133,964
Services to shareholders	62,988
Distribution and service fees	202,245
Custodian fee	61,109
Professional fees	110,695
Reports to shareholders	34,806
Registration fees	65,235
Trustees' fees and expenses	6,080
Other	16,345
Total expenses before expense reductions	1,229,323
Expense reductions	(221,163)
Total expenses after expense reductions	1,008,160
Net investment income	1,555,942
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,800,964
Swap contracts	(641,067)
Futures	(682,702)
Written options	91,270
Foreign currency	648,879
2,217,344
Change in net unrealized appreciation (depreciation) on: Investments	(3,226,351)
Swap contracts	(117,496)
Futures	(149,077)
Written options	72,086
Foreign currency	311,696
(3,109,142)
Net gain (loss)	(891,798)
Net increase (decrease) in net assets resulting from operations	$664,144

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
	Years Ended September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$1,555,942	$3,280,309
Net realized gain (loss)	2,217,344	(7,866,995)
Change in net unrealized appreciation (depreciation)	(3,109,142)	(19,870,326)
Net increase (decrease) in net assets resulting from operations	664,144	(24,457,012)
Distributions to shareholders: Net investment income: Class A	(359,660)	(80,435)
Class B	(6,756)	(905)
Class C	(285,640)	(11,320)
Class S	(201,977)	(121,081)
Institutional Class	(2,415,034)	(1,028,037)
Net realized gains: Class A	—	(644,492)
Class B	—	(25,134)
Class C	—	(351,454)
Class S	—	(681,710)
Institutional Class	—	(2,755,996)
Total distributions	(3,269,067)	(5,700,564)
Fund share transactions: Proceeds from shares sold	79,634,713	66,092,783
Reinvestment of distributions	3,178,441	5,534,811
Payments for shares redeemed	(77,682,012)	(145,679,457)
Net increase (decrease) in net assets from Fund share transactions	5,131,142	(74,051,863)
Increase (decrease) in net assets	2,526,219	(104,209,439)
Net assets at beginning of period	150,575,849	254,785,288
Net assets at end of period (including undistributed net investment income of $953,774 and $1,756,558, respectively)	$153,102,068	$150,575,849

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
	Years Ended September 30,
Class A	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.04		$11.25	$11.11	$10.39	$9.65
Income (loss) from investment operations: Net investment incomea	.11		.14	.08	.31	.15
Net realized and unrealized gain (loss)	.07	d	(1.13)	.79	.64	.73
Total from investment operations	.18		(.99)	.87	.95	.88
Less distributions from: Net investment income	(.23)		(.04)	(.31)	(.23)	(.14)
Net realized gains	—		(.18)	(.42)	—	—
Total distributions	(.23)		(.22)	(.73)	(.23)	(.14)
Net asset value, end of period	$9.99		$10.04	$11.25	$11.11	$10.39
Total Return (%)b,c	1.83		(8.95)	8.23	9.11	9.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		19	41	41	31
Ratio of expenses before expense reductions (%)	1.12		1.00	1.00	1.00	1.05
Ratio of expenses after expense reductions (%)	.85		.87	.98	.91	.90
Ratio of net investment income (%)	1.06		1.28	.73	2.91	1.52
Portfolio turnover rate (%)	248		104	80	118	237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

	Years Ended September 30,
Class B	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.10		$11.36	$11.23	$10.51	$9.76
Income (loss) from investment operations: Net investment income (loss)a	.01		.06	(.00 )*	.23	.07
Net realized and unrealized gain (loss)	.10	d	(1.13)	.78	.64	.74
Total from investment operations	.11		(1.07)	.78	.87	.81
Less distributions from: Net investment income	(.16)		(.01)	(.23)	(.15)	(.06)
Net realized gains	—		(.18)	(.42)	—	—
Total distributions	(.16)		(.19)	(.65)	(.15)	(.06)
Net asset value, end of period	$10.05		$10.10	$11.36	$11.23	$10.51
Total Return (%)b,c	1.07		(9.55)	7.26	8.31	8.36
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3		1	2	2	3
Ratio of expenses before expense reductions (%)	1.96		1.80	1.81	1.81	1.86
Ratio of expenses after expense reductions (%)	1.60		1.62	1.76	1.66	1.65
Ratio of net investment income (loss) (%)	.12		.53	(.01)	2.16	.77
Portfolio turnover rate (%)	248		104	80	118	237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Amount is less than $.005.

	Years Ended September 30,
Class C	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.11		$11.38	$11.24	$10.52	$9.76
Income (loss) from investment operations: Net investment incomea	.09		.06	.00 *	.23	.07
Net realized and unrealized gain (loss)	.02	d	(1.14)	.79	.64	.75
Total from investment operations	.11		(1.08)	.79	.87	.82
Less distributions from: Net investment income	(.16)		(.01)	(.23)	(.15)	(.06)
Net realized gains	—		(.18)	(.42)	—	—
Total distributions	(.16)		(.19)	(.65)	(.15)	(.06)
Net asset value, end of period	$10.06		$10.11	$11.38	$11.24	$10.52
Total Return (%)b,c	1.07		(9.62)	7.45	8.21	8.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		11	22	16	14
Ratio of expenses before expense reductions (%)	1.81		1.75	1.74	1.73	1.80
Ratio of expenses after expense reductions (%)	1.60		1.62	1.73	1.66	1.65
Ratio of net investment income (%)	.86		.59	.01	2.16	.77
Portfolio turnover rate (%)	248		104	80	118	237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.
* Amount is less than $.005.

	Years Ended September 30,
Class S	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.01		$11.21	$11.07	$10.36	$9.62
Income (loss) from investment operations: Net investment incomea	.13		.16	.09	.34	.18
Net realized and unrealized gain (loss)	.08	c	(1.12)	.80	.62	.72
Total from investment operations	.21		(.96)	.89	.96	.90
Less distributions from: Net investment income	(.26)		(.06)	(.33)	(.25)	(.16)
Net realized gains	—		(.18)	(.42)	—	—
Total distributions	(.26)		(.24)	(.75)	(.25)	(.16)
Net asset value, end of period	$9.96		$10.01	$11.21	$11.07	$10.36
Total Return (%)b	2.08		(8.70)	8.39	9.41	9.44
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		10	41	29	23
Ratio of expenses before expense reductions (%)	.87		.86	.84	.84	.94
Ratio of expenses after expense reductions (%)	.60		.62	.79	.66	.65
Ratio of net investment income (%)	1.28		1.50	.85	3.16	1.77
Portfolio turnover rate (%)	248		104	80	118	237
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

	Years Ended September 30,
Institutional Class	2014		2013		2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$10.01		$11.22		$11.07	$10.36	$9.62
Income (loss) from investment operations: Net investment incomea	.12		.15		.12	.34	.18
Net realized and unrealized gain (loss)	.09	c	(1.11)		.78	.63	.72
Total from investment operations	.21		(.96)		.90	.97	.90
Less distributions from: Net investment income	(.26)		(.07)		(.33)	(.26)	(.16)
Net realized gains	—		(.18)		(.42)	—	—
Total distributions	(.26)		(.25)		(.75)	(.26)	(.16)
Net asset value, end of period	$9.96		$10.01		$11.22	$11.07	$10.36
Total Return (%)	2.08	b	(8.69	)b	8.54	9.42	9.44	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	123		110		149	146	143
Ratio of expenses before expense reductions (%)	.73		.63		.63	.63	.68
Ratio of expenses after expense reductions (%)	.60		.62		.63	.63	.65
Ratio of net investment income (%)	1.22		1.43		1.10	3.19	1.77
Portfolio turnover rate (%)	248		104		80	118	237
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Inflation Fund (formerly DWS Global Inflation Fund) (the "Fund") is a diversified series of Deutsche Income Trust (formerly DWS Income Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Global Inflation Plus Fund, Ltd. (formerly DWS Cayman Global Inflation Plus Fund, Ltd.), organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2014, the Fund's investment in the Subsidiary was $1,763,936, representing 1.15% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly-owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At September 30, 2014, the Fund had a net tax basis capital loss carryforward of approximately $6,310,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,521,100
Capital loss carryforwards	$(6,310,000)
Net unrealized appreciation (depreciation) on investments	$(2,425,117)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended September 30,
	2014	2013
Distributions from ordinary income*	$3,269,067	$4,568,898
Distributions from long-term capital gains	$—	$1,131,666

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2014, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2014, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $16,000,000 to $53,300,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended September 30, 2014, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of September 30, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2014, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from $3,085,000 to $7,880,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from $80,000 to $2,350,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2014, the Fund entered into interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends. The Fund also entered into futures contracts to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $19,353,000 to $45,371,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $15,200,000 to $46,911,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2014, the Fund entered into options on exchange-traded futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets. The Fund also entered into options on exchange-traded futures to gain exposure to the investment return of assets that trade in commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of open written option contracts is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2014, the investment in written option contracts had a total value generally indicative of a range from approximately $109,000 to $390,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2014, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2014 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $11,217,000 to $43,745,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $4,277,000 to $40,294,000. The investment in forward currency contracts long vs. other currencies sold had a total contract value generally indicative of a range from $0 to approximately $10,264,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2014 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$—	$62,721	$62,721
Commodity Contracts (a) (b)	—	252,713	212,535	465,248
Foreign Exchange Contracts (b)	989,358	—	—	989,358
	$989,358	$252,713	$275,256	$1,517,327
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts and forward foreign currency exchange contracts

Liabilities Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(357,407)	$—	$(163,523)	$(47,867)	$(568,797)
Commodity Contracts (a) (b)	(32,995)	—	(227,451)	(531,490)	(791,936)
Foreign Exchange Contracts (b)	—	(721,426)	—	—	(721,426)
	$(390,402)	$(721,426)	$(390,974)	$(579,357)	$(2,082,159)
Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.
(b) Options written, at value and unrealized depreciation on bilateral swap contracts and forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2014 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$91,270	$—	$(1,078,941)	$(622,610)	$(1,610,281)
Commodity Contracts (a)	—	—	437,874	(60,092)	377,782
Foreign Exchange Contracts (b)	—	587,914	—	—	587,914
	$91,270	$587,914	$(641,067)	$(682,702)	$(644,585)
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Net realized gain (loss) from written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$85,669	$—	$(125,056)	$169,878	$130,491
Commodity Contracts (a)	(13,583)	—	7,560	(318,955)	(324,978)
Foreign Exchange Contracts (b)	—	339,320	—	—	339,320
	$72,086	$339,320	$(117,496)	$(149,077)	$144,833
Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of September 30, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Non-Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$139,127	$(53,589)	$—	$—	$85,538
Barclays Bank PLC	56,373	(56,373)	—	—	—
BNP Paribas	7,006	(7,006)	—	—	—
Citigroup, Inc.	699,374	(19,093)	—	—	680,281
JPMorgan Chase Securities, Inc.	191,456	(152,032)	—	—	39,424
Morgan Stanley	1,266	(1,266)	—	—	—
Societe Generale	99,122	(99,122)	—	—	—
UBS AG	48,347	(48,347)	—	—	—
	$1,242,071	$(436,828)	$—	$—	$805,243
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Non-Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$53,589	$(53,589)	$—	$—	$—
Bank of America	441	—	—	—	441
Barclays Bank PLC	368,556	(56,373)	—	(292,356)	19,827
BNP Paribas	61,830	(7,006)	—	—	54,824
Canadian Imperial Bank of Commerce	55,272	—	—	—	55,272
Citigroup, Inc.	19,093	(19,093)	—	—	—
Credit Suisse	1,734	—	—	—	1,734
Goldman Sachs & Co.	1,573	—	—	(1,573)	—
JPMorgan Chase Securities, Inc.	152,032	(152,032)	—	—	—
Macquarie Bank Limited	1,982	—	—	—	1,982
Morgan Stanley	100,859	(1,266)	—	—	99,593
Nomura International PLC	148,739	—	—	(60,488)	88,251
Societe Generale	176,664	(99,122)	—	(77,542)	—
UBS AG	163,920	(48,347)	—	(115,573)	—
	$1,306,284	$(436,828)	$—	$(547,532)	$321,924

(a) The actual collateral pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended September 30, 2014, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $60,908,527 and $51,809,238, respectively. Purchases and sales of U.S. Treasury obligations aggregated $258,054,235 and $267,698,364, respectively.

For the year ended September 30, 2014, transactions for written options on exchange-traded futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	10,600,000	$78,175
Options written	34,700,016	431,353
Options closed	(8,000,000)	(64,738)
Options expired	(5,300,000)	(39,087)
Outstanding, end of period	32,000,016	$405,703

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from October 1, 2013 through September 30, 2014, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.85%
Class B	1.60%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.54%
Institutional Class	.54%

For the year ended September 30, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$42,664
Class B	1,756
Class C	33,248
Class S	21,853
Institutional Class	121,642
$221,163

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2014, the Administration Fee was $133,964, of which $13,163 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2014, the amounts charged to the Fund by DSC were as follows:
Service Provider Fees	Total Aggregated	Unpaid at September 30, 2014
Class A	$10,001	$2,222
Class B	571	121
Class C	3,083	802
Class S	8,444	1,888
Institutional Class	2,794	711
	$24,893	$5,744

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at September 30, 2014
Class B	$3,693	$224
Class C	118,332	8,412
	$122,025	$8,636

In addition, DDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at September 30, 2014	Annual Rate
Class A	$39,593	$5,895	.25%
Class B	1,213	593	.25%
Class C	39,414	7,057	.25%
	$80,220	$13,545

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2014 aggregated $435.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2014, the CDSC for Class B and Class C shares aggregated $2,574 and $1,511, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2014, DDI received $557 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2014, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $19,818, of which $9,092 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2014, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $413.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2014.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2014, Deutsche Alternative Asset Allocation Fund and Deutsche Select Alternative Allocation Fund held approximately 30% and 25% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended September 30, 2014		Year Ended September 30, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	156,290	$1,569,660	548,034	$6,019,258
Class B	47	489	2,019	21,874
Class C	1,212,308	12,279,697	149,114	1,627,349
Class S	313,401	3,175,442	964,075	10,565,804
Institutional Class	6,127,852	62,609,425	4,337,465	47,858,498
		$79,634,713		$66,092,783
Shares issued to shareholders in reinvestment of distributions
Class A	34,103	$344,906	62,854	$694,400
Class B	608	6,198	2,141	24,062
Class C	22,751	232,761	24,422	275,303
Class S	17,863	180,013	68,837	758,947
Institutional Class	239,134	2,414,563	346,647	3,782,099
		$3,178,441		$5,534,811
Shares redeemed
Class A	(708,348)	$(7,122,355)	(2,356,836)	$(25,094,418)
Class B	(42,904)	(432,355)	(70,751)	(752,900)
Class C	(1,536,688)	(15,540,526)	(1,051,980)	(11,500,880)
Class S	(412,445)	(4,117,648)	(3,731,836)	(38,504,418)
Institutional Class	(5,092,661)	(50,469,128)	(6,944,034)	(69,826,841)
		$(77,682,012)		$(145,679,457)
Net increase (decrease)
Class A	(517,955)	$(5,207,789)	(1,745,948)	$(18,380,760)
Class B	(42,249)	(425,668)	(66,591)	(706,964)
Class C	(301,629)	(3,028,068)	(878,444)	(9,598,228)
Class S	(81,181)	(762,193)	(2,698,924)	(27,179,667)
Institutional Class	1,274,325	14,554,860	(2,259,922)	(18,186,244)
		$5,131,142		$(74,051,863)

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Income Trust and the Shareholders of Deutsche Global Inflation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Inflation Fund (formerly DWS Global Inflation Fund) (the "Fund") and its subsidiary at September 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2014 to September 30, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/14	$1,014.30	$1,010.50	$1,010.50	$1,015.60	$1,015.60
Expenses Paid per $1,000*	$4.29	$8.06	$8.06	$3.03	$3.03
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/14	$1,020.81	$1,017.05	$1,017.05	$1,022.06	$1,022.06
Expenses Paid per $1,000*	$4.31	$8.09	$8.09	$3.04	$3.04

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Global Inflation Fund	.85%	1.60%	1.60%	.60%	.60%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 94% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which are generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Global Inflation Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche U.S. mutual funds ("Deutsche Funds"), as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	25155T 767	25155T 759	25155T 742	25155T 734	25155T 726
Fund Number	454	654	754	2354	854

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DG IPF-2
IR-024415-4 11/14

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE GLOBAL INFLATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$79,886	$0	$0	$0
2013	$74,531	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$0	$63,439	$0	$63,439
2013	$0	$66,535	$0	$66,535

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Inflation Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 28, 2014